UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 7, 2022

First Trust New Opportunities MLP & Energy Fund
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	811-22902	30-0803117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Westport Road, Suite C101a Wilton, Connecticut	06897
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 765-8000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

First Trust New Opportunities MLP & Energy Fund (the “Fund”) is filing herewith a press release issued on November 7, 2022, as Exhibit 99.1. The press release was issued by First Trust Advisors L.P. to report that Energy Income Partners, LLC, the Fund's investment sub-advisor, will release an update on the market and the Fund on November 9, 2022. Details regarding the access to the update are contained in the press release included herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press release of First Trust Advisors L.P. dated November 7, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

Date	November 7, 2022	/s/ W. Scott Jardine
Name: W. Scott Jardine
Title: Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of First Trust Advisors L.P. dated November 7, 2022.